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EXHIBIT 10.24

                             SUBORDINATION AGREEMENT

1. Christopher J. Carey (the "Creditor") a creditor of Stronghold Technologies, Inc., a Nevada Corporation (the "Borrower"), knowing that UNITEDTRUST BANK (the "Bank") relying on this agreement will extend credit to the Borrower, agrees to and hereby does subordinate the payment of the Junior Claims (as defined herein) to the payment of all obligations of the Borrower to the Bank now outstanding or arising hereafter (together called the "Obligations"). "Junior Claims" shall mean all of the claims which the Creditor has against the Borrower as of the date hereof and all claims arising hereafter. The Obligations and the Junior Claims shall be deemed to include all interest thereon and all charges, including attorney's fees, arising therefrom.

2. The Creditor agrees:

(a) not to demand or accept any payment of or collateral or other security with respect to any of the Junior Claims;

(b) that any payment of or collateral or other security with respect to the Junior Claims coming into its possession shall be held by it as trustee for the Bank and immediately turned over to the Bank; and

(c) not to sell, assign, pledge or otherwise dispose of any of the evidence of the Junior Claims, and, if requested to do so by the Bank, to deliver and assign any such evidence of any of the Junior Claims to the Bank.

3. The Creditor hereby grants a security interest in, and transfers and assigns the Junior Claims (together with any collateral or other security at any time held or received therefor) to the Bank as collateral security for the Obligations. The Creditor authorizes and empowers the Bank, in its own name or the Creditor's name, to demand, sue for and collect the Junior Claims, and take any and all actions available to the Creditor whether in any insolvency, bankruptcy, receivership, liquidation, reorganization or similar proceeding affecting the Borrower, or otherwise, provided, however, that if the Bank, acting hereunder, recovers any amount greater than the then sum of the Obligations, it will apply said excess to the payment of the Junior Claims.

The Borrower and the Creditor hereby authorize the Bank to sign and file a financing statement with respect to the Junior Claims without the signature of either the Borrower or the Creditor, or sign their names thereto, provided, however, the Borrower and the Creditor will, upon the written request of the Bank, sign such a financing statement and execute such other documents and take such other actions as may be required by them by



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the Bank to carry out this Subordination Agreement.

4. Except as provided for herein, the Borrower agrees not to make any payment of or give any collateral or other security with respect to any of the Junior Claims until this agreement is no longer in effect.

5. The Creditor hereby consents to and waives all notice of any renewal, extension or modification of the terms of any of the Obligations and agrees that any such renewal, extension or modification will not impair the subordination granted hereby.

6. The Creditor and the Borrower agree that the failure by the Bank to exercise any of its rights hereunder shall not be deemed to constitute a waiver of any of its rights under this agreement. This agreement shall bind the Creditor and the Borrower and the legal representatives, successors and assigns of the Creditor and the Borrower.

7. In the event of a breach by either the Creditor or the Borrower of any term of this agreement, all of the Obligations shall, without notice or demand, become immediately due and payable.

8. This agreement shall be effective so long as there are any Obligations or there is an agreement, in writing, pursuant to which the Bank is required to extend credit to the Borrower.

9. This agreement shall be governed by and construed in accordance with the laws of the State of New Jersey. This agreement may be executed in counterparts.

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            10. This  Agreement is dated and is  effective  as of September  30,
2002.



                                 THE CREDITOR:


                                 /s/ Christopher J. Carey
                                 -----------------------------------
                                 Christopher J. Carey, President



                                 THE BORROWER:


                                 Stronghold Technologies, Inc., a
                                 Nevada corporation


                                 By: /s/ Christopher J. Carey
                                     -----------------------------------
                                     Christopher J. Carey, President



                                 THE BANK:
                                 UNITEDTRUST BANK


                                 By: /s/ Robert L. Birkhahn
                                     -----------------------------------
                                     Robert L Birkhahn, Vice President


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9.  Miscellaneous.  The waiver by the Bank of any  default  hereunder  or of any provision hereof shall not discharge the Debtor from liability hereunder and such waiver shall be limited to the particular event of default or to the particular provision and shall not operate as a waiver of any subsequent default or of any other provision.

If there is more than one person or entity executing this agreement as Debtor, their obligations hereunder shall be joint and several.

This agreement and the rights of the parties hereto shall be governed by the laws of the State of New Jersey and shall be binding upon and inure to the benefit of the Bank, the Debtor, and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the undersigned have caused this agreement to be executed the day and year first above written.

Attest:                                 Stronghold Technologies, Inc.,
                                        a Nevada corporation


/s/ Karen Jackson                       By: /s/ Christopher J. Carey
---------------------------------           -----------------------------------
Karen Jackson, Asst. Secretary              Christopher J. Carey, President



Witness:                                UnitedTrust Bank


/s/ James R. Ottobre                    By: /s/ Robert L. Birkhahn
---------------------------------           -----------------------------------
James R. Ottobre, Esq.                      Robert L Birkhahn, Vice President



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